SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2003

PharmaNetics, Inc.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-25133	56-2098302
(Commission file Number)	(IRS Employer ID Number)

9401 Globe Center Drive, Morrisville, North Carolina 27560

                    (Address of principal executive offices)                             (Zip Code)

919-582-2600

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 15, 2003, PharmaNetics issued a press release announcing it was seeking strategic alternatives including the sale of company operations. A copy of the press release is attached to this report as Exhibit 99.1, and is incorporated herein in its entirety by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMANETICS, INC.
Date: December 16, 2003	/s/ John P. Funkhouser

John P. Funkhouser
President and Chief Executive Officer